UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       February 6, 2001
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

     On February 6, 2001, Applebee's International, Inc. (the "Company") issued a press release entitled " Applebee's International Announces New $55 Million Stock Repurchase Program; Previously Announced Repurchase Programs Completed." The press release is attached as Exhibit A hereto and incorporated herein by reference.

Item 7.           Exhibits

    (c)           Exhibits

    Exhibit                         Description

       A                            Press release of the Company dated
                                    February 6, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    February 7, 2001                By:   /s/  George D. Shadid
         ---------------------                 ---------------------
                                               George D. Shadid
                                               Executive Vice President and
                                               Chief Financial Officer

EXHIBIT A

                                                          FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Director of Investor Relations
          (913) 967-4109

                       APPLEBEE'S INTERNATIONAL ANNOUNCES
                    NEW $55 MILLION STOCK REPURCHASE PROGRAM;
               PREVIOUSLY ANNOUNCED REPURCHASE PROGRAMS COMPLETED

Overland Park, Kan., Feb. 6, 2001 -- Applebee's International, Inc. (Nasdaq:APPB) announced today that the company's board of directors has authorized an additional program to repurchase up to $55 million of the company's common stock through 2001, subject to market conditions and pursuant to applicable restrictions under the company's debt agreements. The company has completed its $32.5 million program announced in December 1999 and its $25 million program announced in August 2000. The additional amount brings the total authorized stock repurchase programs to an aggregate of $262.5 million since 1997.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,290 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


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